Exhibit 10.10

SECURITIES ASSIGNMENT AGREEMENT

This Securities Assignment Agreement (this “Agreement”), dated as of November 12, 2026, is made and entered into by and between OneIM Sponsor LLC, a limited liability company formed under the laws of the state of Delaware (“Sponsor”) and William Lin (“Recipient”).

WHEREAS, Sponsor wishes to assign and sell Class B ordinary shares, $0.0001 par value per share (“Shares”), of OneIM Acquisition Corp., a Cayman Islands exempted company (the “Company”), as set forth herein, to Recipient and Recipient agrees to purchase the Shares and be bound by the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Purchase of Securities. Sponsor hereby assigns and sells 25,000 Shares to Recipient (the “Purchased Shares”). Recipient hereby agrees to pay $75 (the “Purchase Price”), representing $0.003 per Purchased Share, in consideration for the Purchased Shares. Simultaneously herewith, (i) Sponsor shall deliver an irrevocable stock power to Recipient evidencing the transfer of the Purchased Shares, (ii) the Company shall evidence the transfer of the Purchased Shares in the Company’s stock ledger, and (iii) the Recipient shall deliver the Purchase Price to Sponsor.

2.	No Conflicts. Each party represents and warrants that neither the execution and delivery of this Agreement by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

3.	Representations. Recipient represents and warrants, with respect to themselves only, as follows: Recipient hereby acknowledges that an investment in the Purchased Shares involves certain significant risks. Recipient has no need for liquidity in their investment in the Purchased Shares for the foreseeable future and is able to bear the risk of that investment for an indefinite period. Recipient acknowledges and hereby agrees that the Purchased Shares will not be transferable under any circumstances unless either the Company registers the offer and sale of the Purchased Shares in accordance with federal and state securities laws or Recipient finds and complies with an exemption under such laws and such transfer complies with all applicable restrictions (described in the Subscription Agreement, defined in Section 5 below) on such Recipient. Recipient further understands that any certificates evidencing the Purchased Shares bear a legend (as provided in the Subscription Agreement) referring to the foregoing transfer restrictions. The Purchased Shares are being purchased solely for Recipient’s own account, for investment purposes only, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and Recipient has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization. Recipient has been given the opportunity to (i) ask questions of and receive answers from Sponsor and the Company concerning the terms and conditions of the Purchased Shares, and the business and financial condition of the Company and (ii) obtain any additional information that Sponsor possesses or can acquire without unreasonable effort or expense that is necessary to assist Recipient in evaluating the advisability of the receipt of the Purchased Shares and an investment in the Company. Recipient is not relying on any oral representation made by any person as to the Company or its operations, financial condition or prospects. Recipient is an “accredited investor” as defined in Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended.

4.	Assignment of Rights. Recipient may assign their rights herein to immediate family members of Recipient and trusts established by Recipient for estate planning purposes, by virtue of the laws of descent and distribution or pursuant to a domestic relations order, so long as such transferees (i) agree to be bound by all applicable transfer restrictions relating to the Purchased Shares, including the lock-up restriction, (ii) agree to vote in favor of the Company’s initial business combination (the “Business Combination”) in the event the Company seeks stockholder approval in connection with the Business Combination, and (iii) waive any right to participate in any liquidation distribution if the Company fails to consummate the Business Combination.

5.	Recipient’s Obligations.

(a)	Recipient hereby agrees that the Purchased Shares are subject to the restrictions (including the lock-up restriction) and obligations as set forth in that certain Securities Subscription Agreement dated September 11, 2025 (the “Subscription Agreement”), by and between Sponsor and the Company.

(b)	Recipient hereby agrees to be a party to that certain letter agreement between the Company and Recipient (commonly known as an “Insider Letter”) in the form anticipated to be filed with the SEC.

6.	Forfeiture of Purchased Shares

(a)	Removal as Director. To the extent Recipient resigns or is otherwise removed from his position as a Director on the Board of Directors of the Company, Recipient agrees that he (and if applicable, any transferee of the Purchased Shares) automatically forfeit any and all rights to the Purchased Shares then held by Recipient (or, if applicable, any transferee of the Purchased Shares) as of the date of such removal.

(b)	Termination of Rights as Shareholder. If any of the Purchased Shares are forfeited in accordance with this Section 6, then after such time the Recipient (or successor in interest), shall no longer have any rights as a holder of such forfeited Purchased Shares, and the Company shall take such action as is appropriate to cancel such forfeited Shares.

7.	Miscellaneous. This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

SPONSOR:

OneIM Sponsor LLC

By: GCT Capital Partners II LP,
Its Managing Member

For and on behalf of GCT Capital Partners II LP
By: GCT Capital LLC, its General Partner

By:	/s/ Grigorios Kapenis
Name:	Grigorios Kapenis
Title:	Authorized Person

RECIPIENT:

/s/ William Lin
William Lin

[Signature Page to Securities Assignment Agreement]

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers to William Lin twenty-five thousand (25,000) Class B ordinary shares, par value $0.0001, of OneIM Acquisition Corp., a Cayman Islands exempted company, issued, but uncertificated, to the undersigned as shown on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint Ioannis Pipilis as attorney to transfer the afore-described stock on the books of said corporation, with full power of substitute in the premises.

EXECUTED AND DELIVERED to be effective as of November 12, 2026.

OneIM Sponsor LLC

By: GCT Capital Partners II LP,
Its Managing Member

For and on behalf of GCT Capital Partners II LP
By: GCT Capital LLC, its General Partner

By:	/s/ Grigorios Kapenis
Name:	Grigorios Kapenis
Title:	Authorized Person

4